UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 9, 2005


                              BRINX RESOURCES LTD.
             (Exact name of registrant as specified in its charter)

             NEVADA                   333-102441          98-0388682
 (State or other jurisdiction of     (Commission         (IRS Employer
         incorporation)              File Number)      Identification No.)

                 820 PIEDRA VISTA ROAD NE, ALBUQUERQUE, NM 87123
               (Address of principal executive offices)(Zip Code)

                                 (505) 250-9992
               Registrant's telephone number, including area code

            4519 WOODGREEN DRIVE, WEST VANCOUVER, B.C. V7S 2T8 CANADA (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 10, 2005, Brinks Resources Ltd, a Nevada corporation ("BNXR"), entered into a letter agreement (the "Letter Agreement") with Ranken Energy Corporation, an Oklahoma corporation ("Ranken"), whereby BNXR has acquired a 70% working interest in the Ranken Energy Corporation Owl Creek Prospect for a total buy-in cost of $211,750. BNXR's working interest includes leasehold interests, two re-entry test wells, geologic expenses, brokerage costs, 3-D seismic usage, geophysical interpretations, and overhead. BNXR also agreed to participate in drilling operations and related costs. The Letter Agreement is furnished herewith as Exhibit 10.1 and incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(B) DEPARTURE OF PRESIDENT, SECRETARY AND TREASURER

On August 9, 2005, Ken Cabianca resigned as president, secretary and treasurer of Brinks Resources Ltd. Mr. Cabianca will remain as a director of the company.

(C) APPOINTMENT OF DIRECTOR, PRESIDENT, SECRETARY AND TREASURER

On August 9, 2005, Leroy Halterman was appointed as director, president, secretary and treasurer of the company. A graduate of the Missouri School of Mines with a BS degree in geology, Mr. Halterman has over 37 years experience. He is registered as a geologist in Wyoming and is licensed as a geologist in Texas.

On August 9, 2005, the Company issued a press release announcing the above changes. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-K NUMBER                      DOCUMENT
   10.1          Letter Agreement dated August 10, 2005.
   99.1          Press Release dated August 9, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRINX RESOURCES LTD.


August 11, 2005                       By:   /s/ LEROY HALTERMAN
                                         ---------------------------------------
                                            Leroy Halterman, President

















                                       3